Exhibit 10.1

LIMITED WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT

This Limited Waiver and Second Amendment to Credit Agreement (this “Agreement”) is entered into as of November 1, 2012, by and among LIFECARE HOLDINGS, INC., a Delaware corporation (“Borrower”), LCI HOLDCO, LLC, a Delaware limited liability company (“Holdco”), the Required Lenders signatory hereto (each a “Participating Lender”) and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, Borrower, Holdco, the Lenders from time to time party thereto, the Administrative Agent and the Collateral Agent are parties to that certain Credit Agreement dated as of February 1, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrower has requested that the Administrative Agent and the Required Lenders waive certain provisions of the Credit Agreement;

WHEREAS, on September 14, 2012, Borrower, Administrative Agent and the Required Lenders entered into that certain Limited Waiver and First Amendment to Credit Agreement and Termination of Revolving Commitments dated as of September 14, 2012 (the “First Amendment”);

WHEREAS, Borrower has requested that the Administrative Agent and the Required Lenders extend the Waiver Period provided for in the First Amendment and waive and amend certain provisions of the Credit Agreement as set forth herein; and

WHEREAS, the Administrative Agent and the Required Lenders are willing to extend the Waiver Period provided for in the First Amendment and waive and amend certain provisions of the Credit Agreement and continue to forbear from exercising certain rights and remedies under the Credit Agreement and the other Loan Documents.

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1. Defined Terms. Unless otherwise expressly defined herein, all capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Credit Agreement, including the First Amendment.

Section 2. Waivers. Subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 7 hereof, effective as of the Second Waiver Effective Date (as defined below) and until the expiration of the Waiver Period (as defined below), Administrative Agent and the Required Lenders hereby waive (a) any Default or Event of Default arising under clause (f) or clause (g) of Article VII of the Credit Agreement from the failure of Borrower to make the interest payment due on August 15, 2012 and the failure of Borrower to remedy such failure within the applicable 30-day payment grace period ending on September 14, 2012 under the Senior Subordinated Notes and the Senior Subordinated Notes Documents and (b) any Default or Event of Default that may exist under clause (e) of Article VII of the Credit Agreement as of the date hereof ((a) and (b) together, the “Existing Defaults”).

Section 3. Waiver Period. As used herein, the term “Waiver Period” shall mean the period beginning on the Waiver Effective Date (as defined in the First Amendment), continuing on the Second Waiver Effective Date and ending upon the occurrence of a Waiver Termination Event (as defined below). As used herein, “Waiver Termination Event” shall mean the earlier to occur of (i) the Outside Date and (ii) the occurrence of any Waiver Default. As used herein, the term “Outside Date” shall mean December 15, 2012. As used herein, the term “Waiver Default” shall mean (a) any of the following if, after written notice by the Administrative Agent or the Required Lenders, such occurrence remains uncured for five (5) Business Days: (i) the failure of Borrower to timely comply with any term, condition, or covenant set forth in this Agreement unless otherwise specified in clause (b) hereof, (ii) the failure of any representations and warranties made by Borrower in this Agreement to be true and correct in any material respect; (iii) the failure of Borrower to work in good faith to comply with reasonable information requests and other reasonable due diligence requests, subject to confidentiality requirements required by law, including, without limitation, HIPAA; or (iv) the failure of Borrower to pay the reasonable invoiced fees and expenses of the Administrative Agent and the professional advisors of the steering committee of the Lenders (the “Steering Committee”) in accordance with terms of the applicable engagement letters or, in the case of the Administrative Agent, the Credit Agreement; and (b) immediately upon the occurrence of any of the following: (i) any Default under Article VII(h) or Event of Default under the Credit Agreement (other than those waived under Section 2 hereof); (ii) the failure of the Borrower to comply with Section 5.21 of the Credit Agreement; (iii) the written acceptance by one or more of the Loan Parties of the terms of a term sheet, or the entry into a commitment letter or definitive documentation for (x) debtor-in-possession financing or other debt financing, (y) a merger, asset sale or stock purchase agreement, or (z) a restructuring term sheet or restructuring support agreement, in each case, without the prior written consent of the Required Lenders; (iv) Borrower or any of its Subsidiaries declares or makes, directly or indirectly, any payment in respect of the Senior Subordinated Notes or, without the prior written consent of the Required Lenders (such consent not to be unreasonably withheld), the Vibra Note; (v) without the prior written consent of the Required Lenders, (x) an event of default under or (y) amendment, modification or termination of any forbearance or waiver agreement entered into by the Borrower and the holders of a majority in principal amount of the outstanding Senior Subordinated Notes or (vi) any material amendment by Borrower of any existing key employee retention plan (“KERP”) or management incentive plan (“MIP”) or adoption of any new KERP or MIP or other similar plan, in each case, without the prior written consent of the Required Lenders. Upon the expiration or termination of the Waiver Period, the Existing Defaults shall be and shall be deemed fully reinstated and the Administrative Agent and the Required Lenders shall have the right to, and may, exercise at any time and from time to time any and all rights and remedies under the Loan Documents and applicable law in connection with the Existing Defaults. Nothing herein shall be or shall be deemed a final or permanent waiver of the Existing Defaults or shall be construed as limiting the Administrative Agent or Required Lenders’ rights or remedies or ability to exercise such rights or remedies with respect to the Existing Defaults.

Section 4. Amendments to Credit Agreement. Subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 7 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by replacing the defined term “Limited Waiver” with “First Limited Waiver” and moving such definition to the appropriate alphabetic location and adding the following definition in the appropriate alphabetic location:

““Second Limited Waiver” means that certain Limited Waiver and Second Amendment to Credit Agreement dated as of November 1, 2012, by and among the Borrower, LCI Holdco, LLC, the Lenders party thereto, the Administrative Agent and the Collateral Agent.”

(b) Section 5.01 of the Credit Agreement is hereby amended by restating clause (k) in its entirety as set forth below:

(k) [intentionally omitted]; and

(c) Article V of the Credit Agreement is hereby amended by restating Section 5.20 in its entirety as set forth below:

“5.20 Milestone. The Borrower shall comply with the Milestone on or before December 15, 2012.”

(d) Article VI of the Credit Agreement is hereby amended by restating Sections 6.08 and 6.21 in their entirety as set forth below:

“6.08. Restricted Payments; Certain Payments of Indebtedness. (a) The Borrower will not, and will not permit any Subsidiary to, make, directly or indirectly, any Restricted Payment, any payment or reimbursement of fees to the Sponsor under any management agreement or similar agreement or pay or make Material loans or advances to employees (with respect to this provision, “Material” shall mean single advances of more than $5,000, with an aggregated advance limit of $40,000 at any one time outstanding). For the avoidance of doubt, the Borrower shall be permitted to (i) pay sign on bonuses to newly hired employees and (ii) implement its “paid time off” program to compensate employees in exchange for vacation time, in each case consistent with past practice.”

“6.21. Material Contracts and Settlements. Notwithstanding anything herein to the contrary, Borrower will not, and will not permit any Subsidiary to, (a) enter into any Material (as defined below) contractual obligations (including any amendment to an existing contract or lease), Material transactions, or Material settlements, outside of those contractual obligations, transactions or settlements which may occur in the ordinary course of business or (b) accelerate the payment of or prepay any Material contractual obligations, Material transactions or Material settlements in a manner inconsistent with historical business practices in an aggregate amount in excess of $1,000,000, in each case, (a) or (b), without the prior written consent of the Required Lenders, such consent not to be unreasonably withheld. With respect to this Section 6.21, “Material” shall mean any type of transaction, agreement, lease, user agreement, settlement or other type of contract where consideration has been or will be paid or received by Borrower or any of its affiliates in excess of $1,000,000 in any twelve month period, including amendments to existing contracts, leases or agreements.”

Section 5. Additional Interest Rate. Notwithstanding anything in the Credit Agreement to the contrary, during the Waiver Period, (i) the Loans shall bear interest at a rate per annum equal to 2% (the “Additional Interest Rate”) plus the rate otherwise applicable to such Loan as provided in Section 2.13(a) or (b) of the Credit Agreement; provided that half of the interest payable at the Additional Interest Rate (the “Additional Interest”) shall be payable as PIK Interest and half of the interest payable at the Additional Interest Rate shall be payable in cash and (ii) Additional Interest shall be payable in arrears on the last Business Day of each month which shall constitute an Interest Payment Date solely for the payment of the Additional Interest.

Section 6. Steering Committee Information Rights. The Borrower shall cause its counsel and financial advisors to provide:

(i)	bi-weekly progress reports to Akin Gump Strauss Hauer & Feld LLP, Simpson Thacher & Bartlett LLP and Alvarez & Marsal Securities, LLC (via teleconference), beginning on November 8, 2012 at 2:30 p.m. (prevailing Eastern Time) and continuing every second Tuesday thereafter (or such other agreed upon day and time), regarding the M&A Process and the Restructuring Process, in each case, containing such details and information reasonably requested by the Required Lenders; and

(ii)	to Alvarez & Marsal Securities, LLC (a) beginning on the Second Waiver Effective Date and daily thereafter, the Borrower’s “Daily Flash Report” and (b) on or before the 26th day of each month, beginning on October 26, 2012, a hospital level reporting package for the immediately preceding month in a form consistent with past practice.

Section 7. Conditions to Effectiveness. This Agreement shall become effective as of the first date (the “Second Waiver Effective Date”) on which each of the following conditions is satisfied and evidence of its satisfaction has been delivered to counsel to the Administrative Agent and counsel to the Steering Committee:

(a) The Administrative Agent shall have received executed counterparts of this Agreement from Borrower, Holdco, the Required Lenders and the Administrative Agent;

(b) Each of the representations and warranties made by any Loan Party set forth in Section 8 hereof shall be true and correct in all material respects;

(c) The expenses payable on or prior to November 1, 2012 pursuant to Section 9.03 of the Credit Agreement or referred to in the section below entitled “Costs and Expenses”, including, but not limited to, reimbursement or payment of all reasonable fees and out-of-pocket expenses of Simpson Thacher & Bartlett LLP, Akin Gump Strauss Hauer & Feld LLP and Alvarez & Marsal Securities, LLC, to the extent invoiced at least two (2) Business Days prior to the date hereof, which have been incurred before the date hereof and are required to be reimbursed or paid by the Loan Parties hereunder, under any engagement letter or under any other Loan Document shall have been paid to the Administrative Agent and each Participating Lender or, in each case, to its designee; and

(d) The Borrower shall have entered into a waiver or forbearance agreement with holders of a majority in principal amount of the outstanding Senior Subordinated Notes on terms and conditions acceptable to the Required Lenders.

Section 8. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date of and after giving effect to this Agreement, (a) the execution, delivery and performance of this Agreement has been authorized by all requisite corporate and limited liability company action on the part of such Loan Party and will not violate such Loan Party’s organizational documents and (b) no Default or Event of Default shall have occurred and is continuing (other than the Existing Defaults).

Section 9. No Other Waiver or Amendment. Except as expressly modified by the First Amendment and hereby, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and each other Loan Document, and all rights of the Administrative Agent and Lenders, and all of the Obligations, shall remain in full force and effect. Each of the Borrower and Holdco hereby confirms that it does not have any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Credit Agreement or any other Loan Document.

Section 10. Reservation of Rights. Except as expressly set forth herein, the effectiveness of this Agreement shall not directly or indirectly (i) create any obligation to make any further Loans or to continue to waive any Default or Event of Default (including, without limitation, any of the Existing Defaults), (ii) constitute a consent, amendment or waiver of any past, present or future violations of any provisions of the Credit Agreement or any other Loan Document, or to prejudice, any right, power, privilege or remedy of the Lenders or the Administrative Agent under the Credit Agreement, any other Loan Document or applicable law, nor shall the entering into this Agreement preclude the Lenders or the Administrative Agent from refusing to enter into any further amendments or waivers with respect to the Credit Agreement or any other Loan Document, (iii) amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Loan Document or any right, power or remedy of the Administrative Agent or any Lender, (iv) constitute a consent to any merger or other transaction or to any sale, restructuring or refinancing transaction or (v) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, the Administrative Agent and the Lenders reserve all of their rights, powers, and remedies under the Credit Agreement, the other Loan Documents and applicable law. Except as expressly set forth herein, all of the provisions of the Credit Agreement and the other Loan Documents are hereby reiterated. This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Credit Agreement or any other Loan Document.

Section 11. Loan Documents. From and after the Second Waiver Effective Date, the term (i) ”Agreement” in the Credit Agreement, and all references to the Credit Agreement in any Loan Document shall mean the Credit Agreement as modified or supplemented by this Agreement, and (ii) ”Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Agreement and any agreement, instrument or other document executed and/or delivered in connection herewith.

Section 12. Costs and Expenses. Borrower shall promptly pay all reasonable invoiced fees, costs and expenses of Simpson Thacher & Bartlett LLP and Akin Gump Strauss Hauer & Feld LLP, as counsel to (x) the Administrative Agent and (y) the Steering Committee, incurred in connection with the preparation, execution and delivery of this Agreement.

Section 13. Additional Representations; Exculpations and Reaffirmation of Liens.

(a) Each Loan Party confirms and reaffirms all of its Obligations under each Loan Document, to the Administrative Agent and each Lender, as applicable, including without limitation all of its Obligations under any guaranty provided pursuant to the Loan Documents. Each Loan Party represents and warrants that there are no defenses to its Obligations under the Loan Documents and that it has no claim against any Lender or the Administrative Agent arising out of or in connection with any Loan Document. Without limiting the foregoing representation and warranty, each Loan Party exculpates each Lender and the Administrative Agent from any claim such Loan Party may have against each Lender in its capacity as a Lender under the Credit Agreement or the Administrative Agent (but without any effect on any other relationship that any Lender may have with the Loan Parties) arising out of or relating to the negotiation and execution of this Agreement, or any enforcement of rights with respect thereto, occurring prior to the date hereof. Each Loan Party certifies to each Lender that no Default or Event of Default exists (other than any of the Existing Defaults).

(b) Each Loan Party hereby (i) acknowledges its obligations under the Loan Documents, (ii) reaffirms that each of the Liens created and granted pursuant to the Loan Documents is valid, subsisting, perfected and of the priority required pursuant to the Loan Documents and (iii) acknowledges that this Agreement shall in no manner impair or otherwise adversely affect such Liens.

Section 14. General Release; Reaffirmation of Indemnity.

(a) In consideration of, among other things, the Administrative Agent’s and the Required Lenders’ execution and delivery of this Agreement, each of Holdco, the Borrower and any other Loan Party, on behalf of itself and on behalf of its Subsidiaries, successors, assigns, legal representatives and financial advisors (the “Lifecare Parties”), hereby jointly and severally releases (collectively, the “Releases”), acquits and forever discharges the Administrative Agent and each Lender (collectively, the “Lender Parties”) and their respective subsidiaries, parents, affiliates, officers, directors, employees, agents, attorneys, financial advisors, successors and assigns, both present and former (collectively, the “Lenders’ Affiliates” and together with the Lender Parties, the “Releasees”) from any and all manner of actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in contract, tort, law or equity which Holdco, the Borrower or any other Lifecare Party has or may have against any of the Lender Parties and/or the Lenders’ Affiliates by reason of any action, failure to act, matter or thing whatsoever arising from or based on facts occurring prior to the date of this Agreement in respect of the Loan Documents, including but not limited to, any claim or defense that relates to, in whole or in part, directly or indirectly, (i) the making or administration of the Loans, including, without limitation, any such claims and defenses based on fraud, mistake, duress, usury or misrepresentation, or any other claim based on so-called “lender liability theories”, (ii) any covenants, agreements, duties or obligations set forth in the Loan Documents, (iii) any actions or omissions of any of the Lender Parties and/or the Lenders’ Affiliates in connections with the initiation or continuing exercise of any right or remedy contained in the Loan Documents or at law or in equity, (iv) lost profits, (v) loss of business opportunity, (vi) increased financing costs, (vii) increased legal or other administrative fees or (viii) damages to business reputation (collectively, the “Claims”). In entering into this Agreement, each of the Borrower, Holdco and the other Loan Parties party hereto consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and each hereby agrees and acknowledges that the validity and effectiveness of the releases set forth herein do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Article 14 shall survive the expiration of the Waiver Period and the termination of this Agreement, the Credit Agreement, the other Loan Documents and payment in full of the Obligations.

(b) Without in any way limiting their reaffirmations and acknowledgements set forth in Section 13 and Section 14 hereof, each of the Borrower and Holdco hereby expressly acknowledges, agrees and reaffirms its reimbursement, indemnification and other obligations to and agreements set forth in Section 9.03 of the Credit Agreement. Each of the Borrower and Holdco further acknowledges, agrees and reaffirms that all of such reimbursement, indemnification and other obligations and agreements set forth in Section 9.03 of the Credit Agreement shall survive the expiration of the Waiver Period and the termination of this Agreement, the Credit Agreement, the other Loan Documents and the payment in full of the Obligations.

Section 15. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

Section 16. Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

Section 17. Execution. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement. Each Participating Lender hereby directs and authorizes the Administrative Agent to execute a counterpart to this Agreement.

Section 18. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

LIFECARE HOLDINGS, INC., as Borrower

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

LCI HOLDCO, LLC

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

[Signature Page to Limited Waiver and Second Amendment to Credit Agreement]

GRANTORS,

with respect to Sections 8, 13

and 14 of this Agreement:

LIFECARE HOLDINGS, INC.

LCI HOLDCO, LLC

CRESCENT CITY HOSPITALS, L.L.C.

LIFECARE INVESTMENTS, L.L.C.

LIFECARE MANAGEMENT SERVICES, L.L.C.

LIFECARE HOLDING COMPANY OF TEXAS, L.L.C.

LIFECARE HOSPITALS OF NEW ORLEANS, L.L.C.

NEXTCARE HOSPITALS / MUSKEGON, INC.

LIFECARE REIT 1, INC.

LIFECARE REIT 2, INC.

LIFECARE HOSPITALS OF FORT WORTH, L.P.

LIFECARE HOSPITALS OF NORTH TEXAS, L.P.

LIFECARE HOSPITALS OF PITTSBURGH, LLC

LIFECARE HOSPITALS OF NORTH CAROLINA, L.L.C.

LIFECARE HOSPITALS, LLC

LIFECARE HOSPITALS OF CHESTER COUNTY, INC.

LIFECARE HOSPITALS OF DAYTON, INC.

SAN ANTONIO SPECIALTY HOSPITAL, LTD.

LIFECARE HOSPITALS OF SOUTH TEXAS, INC.

LIFECARE HOSPITALS OF MILWAUKEE, INC.

LIFECARE HOSPITALS OF NORTHERN NEVADA, INC.

NEXTCARE SPECIALTY HOSPITAL OF DENVER, INC.

LIFECARE HOSPITALS OF MECHANICSBURG, LLC

LIFECARE HOSPITAL AT TENAYA, LLC

PITTSBURGH SPECIALTY HOSPITAL, LLC

LIFECARE HOSPITALS OF SARASOTA, LLC

LIFECARE SPECIALTY HOSPITAL OF NORTH LOUISIANA, LLC

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl Title: General Counsel

[Signature Page to Limited Waiver and First Amendment to Credit Agreement and Termination of Revolving Commitments]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as Collateral Agent

By:	/s/ Bruce S. Borden
Name: Bruce S. Borden
Title: Executive Director

[Signature Page to Limited Waiver and Second Amendment to Credit Agreement]

[LENDER]:

Bank of America, N.A.:

By:	/s/ Tyler D. Levings
Name: Tyler D. Levings
Title: Director

Blue Mountain Credit Alternatives Master Fund L.P.
By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Assistant General Counsel and Vice President

Blue Mountain Long/Short Credit Master Fund L.P.
By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Assistant General Counsel and Vice President

Blue Mountain Distressed Master Fund L.P.
By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Assistant General Counsel and Vice President

Blue Mountain Long Short Grasmoor Fund Ltd.
By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Assistant General Counsel and Vice President

Blue Mountain Long/Short Credit and Distressed Refection Fund
By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Assistant General Counsel and Vice President

Blue Mountain Kicking Horse Fund L.P.
By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Assistant General Counsel and Vice President

Blue Mountain Timberline Ltd.
By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Assistant General Counsel and Vice President

ING Capital LLC

By:	/s/ Darren Wells
Name: Darren Wells
Title: Managing Director

Monarch Master Funding Ltd
By: Monarch Alternative Capital LP, its investment manager

By:	/s/ Andrew Herenstein
Name: Andrew Herenstein
Title: Managing Principal

Nuveen Floating Rate Income Fund
By: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

Nuveen Symphony Credit Opportunities Fund
By: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

[Signature Page to Limited Waiver and First Amendment

to Credit Agreement and Termination of Revolving Commitments]

Nuveen Short Duration Credit Opportunities Fund
By:	Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

Nuveen Floating Rate Income Opportunity Fund
By:	Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

Nuveen Senior Income Fund
By:	Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

Symphony Credit Opportunities Fund, LTD.
By:	Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

Symphony Event Driven Opportunities Master Fund, L.P.
By:	Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

SPCP Group, LLC

By:	/s/ Michael A. Gatto
Name: Michael A. Gatto
Title: Authorized Signatory

BLT 32 LLC

By:	/s/ Steven Dwek
Name: Steven Dwek
Title: Authorized Signatory

[Signature Page to Limited Waiver and First Amendment

to Credit Agreement and Termination of Revolving Commitments]

BLT 32 LLC

By:	/s/ David Fitzgerald
Name: David Fitzgerald
Title: Authorized Signatory

GSO Special Situations Overseas Master Fund, Ltd.

By:	/s/ Christopher H. Sullivan
Name: Christopher H. Sullivan
Title: Authorized Signatory

GSO Special Situations Fund L.P.

By:	/s/ Christopher H. Sullivan
Name: Christopher H. Sullivan
Title: Authorized Signatory

Pioneer Floating Rate Trust:
By:	Pioneer Investment Management, Inc., Its adviser

By:	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Associate General Counsel

Silver Lake Credit Fund, L.P.
By:	Silver Lake Financial Associates, L.P., its general partner

By:	/s/ Geoff Oltmans
Name: Geoff Oltmans
Title: Managing Director

JPMorgan Chase Bank, N.A.
With respect to its Credit Trading group:

By:	/s/ Andrew Faherty
Name: Andrew Faherty
Title: Vice President

Twin Haven Special Opportunities Fund IV, L.P.
By:	Twin Haven Capital Partners, LLC as Investment Manager

By:	/s/ Michael Vinci
Name: Michael Vinci
Title: COO/CFO

[Signature Page to Limited Waiver and First Amendment

to Credit Agreement and Termination of Revolving Commitments]

General Electric Capital Corporation

By:	/s/ J Prandoni
Name: J Prandoni, SVP
Title: Its Duly Authorized Signatory

[Signature Page to Limited Waiver and First Amendment

to Credit Agreement and Termination of Revolving Commitments]